UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 10, 2017

BEIGENE, LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-37686	98-1209416
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Mourant Ozannes Corporate Services (Cayman) Limited
94 Solaris Avenue, Camana Bay
Grand Cayman KY1-1108
Cayman Islands

(Address of principal executive offices) (Zip Code)

+1 (345) 949 4123

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01                                           Entry into a Material Definitive Agreement.

On August 10, 2017, BeiGene, Ltd. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC, Goldman Sachs & Co. LLC and Cowen and Company, LLC, as representatives of the several underwriters listed on Schedule I thereto (the “Underwriters”), related to a public offering (the “Offering”) of 2,465,000 American Depositary Shares (“ADSs”) of the Company at a price to the public of $71.00 per ADS. Each ADS represents 13 ordinary shares, par value $0.0001 per share, of the Company. In addition, the Company granted the Underwriters an option exercisable for 30 days from the date of the Underwriting Agreement to purchase, at the public offering price less any underwriting discounts and commissions, up to an additional 369,750 ADSs. The Company estimates that the net proceeds from the offering will be approximately $164.1 million (or approximately $188.7 million if the underwriters exercise in full their option to purchase additional ADSs) after deducting the underwriting discount and its estimated offering expenses. The Company intends to use the net proceeds from the offering for working capital and other general corporate purposes, including research and development activities. The offering is expected to close on August 16, 2017, subject to customary closing conditions.

The Company made certain customary representations, warranties and covenants concerning the Company and the registration statement in the Underwriting Agreement and also agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). The Offering was made pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-218301), including the prospectus dated May 26, 2017, as supplemented by a prospectus supplement dated August 9, 2017, filed on August 10, 2017. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any of the ADSs.

The foregoing description of certain terms of the Underwriting Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Underwriting Agreement, which is attached as Exhibit 1.1 hereto and is incorporated by reference herein. A copy of the opinion of Mourant Ozannes, relating to the legality of the ordinary shares, is filed as Exhibit 5.1 hereto and is incorporated by reference herein. Copies of the opinion of Mourant Ozannes, regarding certain Cayman Islands tax matters (included in Exhibit 5.1) and the opinion of Fangda Partners, regarding certain PRC tax matters, are attached hereto as Exhibits 8.1 and 8.2, respectively, and are incorporated by reference herein.

Item 8.01                                           Other Events.

On August 10, 2017, the Company issued a press release announcing that it had priced the Offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01                                           Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description
1.1

Underwriting Agreement, dated as of August 10, 2017, by and among the Company and Morgan Stanley & Co. LLC, Goldman Sachs & Co. LLC and Cowen and Company, LLC, as representatives of the several underwriters listed on Schedule I thereto

5.1	Opinion of Mourant Ozannes regarding the issue of ordinary shares being registered
8.1	Opinion of Mourant Ozannes regarding certain Cayman Islands tax matters (included in Exhibit 5.1)
8.2	Opinion of Fangda Partners regarding certain PRC tax matters
23.1	Consent of Mourant Ozannes (included in Exhibits 5.1 and 8.1)
23.2	Consent of Fangda Partners (included in Exhibit 8.2)
99.1	Press release announcing the pricing of the underwritten offering, dated August 10, 2017

Forward Looking Statements

This Current Report on Form 8-K and certain of the materials furnished or filed herewith contain forward-looking information about the Company within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements contained herein and therein which do not describe historical facts, including, among others, statements regarding the expected timing for the closing of the Offering; the Company’s expectations with respect to granting the underwriters a 30-day option to purchase additional ADSs or the underwriters’ exercise of the same; and those statements in the materials furnished herewith that are designated as “forward-looking statements” are forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements.

Such risks and uncertainties include, among others, (1) the possibility that the closing conditions set forth in the Underwriting Agreement will not be met and that the parties will be unable to consummate the proposed transaction on the anticipated terms or at all; (2) that the cost of the transaction to the Company will be more than planned; (3) that the Company or the Underwriters will fail to fully perform their respective obligations under the Underwriting Agreement; and (4) other risks identified in the Company’s U.S. Securities and Exchange Commission (“SEC”) filings, including its Annual Report on Form 10-K for the year ended December 31, 2016, its Quarterly Report on Form 10-Q for the quarter ended June 30, 2017 and subsequent filings with the SEC, including without limitation the Prospectus Supplement filed with the SEC pursuant to Rule 424(b)(5) of the Securities Act on August 10, 2017. The Company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. The Company disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 11, 2017	BEIGENE, LTD.

	By:	/s/ Scott A. Samuels
	Name:	Scott A. Samuels
	Title:	Senior Vice President, General Counsel

Exhibit Index

Exhibit No.	Description
1.1

Underwriting Agreement, dated as of August 10, 2017, by and among the Company and Morgan Stanley & Co. LLC, Goldman Sachs & Co. LLC and Cowen and Company, LLC, as representatives of the several underwriters listed on Schedule I thereto

5.1	Opinion of Mourant Ozannes regarding the issue of ordinary shares being registered
8.1	Opinion of Mourant Ozannes regarding certain Cayman Islands tax matters (included in Exhibit 5.1)
8.2	Opinion of Fangda Partners regarding certain PRC tax matters
23.1	Consent of Mourant Ozannes (included in Exhibits 5.1 and 8.1)
23.2	Consent of Fangda Partners (included in Exhibit 8.2)
99.1	Press release announcing the pricing of the underwritten offering, dated August 10, 2017